SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 8, 2002


                                 CRYOLIFE, INC.
             (Exact name of registrant as specified in its charter)


                                     Florida
                 (State or other jurisdiction of incorporation)


            1-13165                                       59-2417093
    (Commission File Number)                   (IRS Employer Identification No.)


              1655 Roberts Boulevard N.W., Kennesaw, Georgia 30144 (Address of principal executive offices, including zip code)


                                 (770) 419-3355
              (Registrant's telephone number, including area code)


                        --------------------------------
          (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On April 8, 2002, CryoLife, Inc. ("CryoLife") dismissed Arthur Andersen LLP ("Andersen") as its principal accountant. The decision to dismiss Andersen was recommended by the Audit Committee and was approved by the Board of Directors of the Company. The dismissal will be effective April 9, 2002.

Andersen's reports on the consolidated financial statements of the Company for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the past two fiscal years and through the date of this Current Report, there have been no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter in connection with its reports on the Company's consolidated financial statements for such years, nor have there been any reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

Andersen was provided with a copy of the statements made in the foregoing paragraph and has furnished a letter addressed to the Commission stating that it agrees with such statements. A copy of Andersen's letter is attached hereto as
Exhibit 16.1.

A copy of the press release issued by the Company regarding dismissal is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         Exhibit Number         Description
         --------------         -----------

         16.1                   Letter from Arthur Andersen dated April 10, 2002

         99.1                   Press Release dated April 9, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CRYOLIFE, INC.



Date:  April 10, 2002                By:    /s/ Steven G. Anderson
                                        ----------------------------------------
                                     Name:  Steven G. Anderson
                                     Title: President, Chief Executive Officer
                                            and Chairman of the Board of
                                            Directors

                                  EXHIBIT INDEX



EXHIBIT NUMBER     DESCRIPTION                                     PAGE
--------------     -----------                                     ----

16.1               Letter from Arthur Andersen
                   dated April 10, 2002                             5

99.1               Press Release dated April 9, 2002                6

1461480